EXHIBIT 10.7

One Kendall Square, Suite B3501 Cambridge Massachusetts 02139 TEL 617.418.2200 FAX 617.418.2201

May 21, 2013

Steven Kafka, Ph.D.

Re:	Employment with Foundation Medicine, Inc.

Dear Steve:

This letter agreement (this “Agreement”) sets forth the terms and conditions of your continued employment with Foundation Medicine, Inc. (“Foundation Medicine” or “the Company”). Upon your execution of this Agreement, this Agreement shall be effective as of the date set forth above. This Agreement shall fully supersede all prior agreements between you and the Company relating to the subject matter herein including, without limitation, any prior offer letter or agreement, plan or arrangement relating to severance pay or benefits. Defined terms used in this Agreement may be found generally within the provisions of this Agreement or specifically in the section of this Agreement entitled “Definitions.”

Your position will continue to be Chief Operating Officer, reporting to Mike Pellini, CEO. You will also continue to be a member of the Company’s Executive Management Team. In addition to performing duties and responsibilities associated with the position above, from time-to-time the Company may assign you other duties and responsibilities consistent with such position.

Salary, Annual Cash Bonus Opportunity and Expense Reimbursement. You will be paid on a salary basis at an annual rate of $320,000.00, payable twice per month in accordance with Foundation Medicine’s standard payroll practices, subject to customary deductions and withholdings and subject to adjustment by the Company in its discretion. You will be eligible for annual merit salary reviews in accordance with the Company’s compensation practices.

Additionally, as a member of the Company’s Executive Management Team, you will be eligible for participation in the Company’s bonus program. At the discretion of the Company’s Board of Directors (the “Board”) and in accordance with the terms and conditions of the bonus program,

Steven Kafka, Ph.D.

May 21, 2013

you will be considered for a bonus payment under the Company’s bonus program. If participation in a bonus program is provided, you shall be eligible to participate with a target of up to 40% of your then annual base salary, such target to be subject to adjustment by the Company in its discretion. You must be employed by the Company at the time a bonus is paid to earn any part of a bonus. Also, the Company will reimburse your reasonable out-of-pocket travel expenses and other expenses related to your work in accordance with the Company’s expense reimbursement policy.

Equity Awards. A list of all Equity Awards granted to you by the Company as of the date of this Agreement is attached as Exhibit A (the “Equity Schedule”). The Equity Awards are subject to the terms and conditions of the Company’s incentive equity plan(s), as may be amended from time to time, and associated award agreements (collectively, and together with the Equity Schedule, the “Equity Documents”).

Certain Equity Awards have been granted acceleration rights described below and are designated as Acceleration Equity Awards on the Equity Schedule (the “Acceleration Equity Awards”). Equity Awards not granted Acceleration Rights by the Company are designated as Non-Acceleration Equity Awards on the Equity Schedule (the “Non-Acceleration Equity Awards”). Any Equity Awards granted to you by the Company that are not listed on the Equity Schedule shall be considered Non-Acceleration Equity Awards, unless and until they are granted Acceleration Equity Award status by the Board. Consistent with the Equity Documents, the Equity Schedule may be amended from time to time by the Company to add Acceleration Equity Awards or to add Non-Acceleration Equity Awards, and to convert Non-Acceleration Equity Awards to Acceleration Equity Awards. Each amendment to the Equity Schedule shall be consecutively numbered and dated, shall make express reference to this Agreement, shall supersede the immediately preceding Equity Schedule, and following issuance shall be incorporated into this Agreement and shall constitute one of the Equity Documents.

Subject to the further provisions of this Agreement and the Equity Documents, vesting of the Acceleration Equity Awards shall accelerate with regard to the entire remaining unvested portion of such Acceleration Equity Awards in the event that within 18 months following a Change in Control (i) your employment is terminated by the Company without Cause, or (ii) you terminate your employment with the Company for Good Reason in accordance with the Good Reason Process.

Severance Payments. Without otherwise limiting the “at will” nature of your employment if:

(i)	your employment is terminated by the Company without Cause at any time, or

(ii)	within 18 months following a Change in Control you terminate your employment with the Company for Good Reason in accordance with the Good Reason Process,

and, in either event, you enter into and comply with a Release, the Company shall pay or provide you:

(y)	Salary Continuation, subject to the mitigation described below, and

(z)	Health Care Continuation (collectively, the “Severance Payments”) for a period of nine (9) months following your termination date (the “Salary Continuation Period”).

Steven Kafka, Ph.D.

May 21, 2013

Mitigation and Compliance. Notwithstanding the foregoing, if you are entitled to Salary Continuation as set forth above and you commence any employment or self-employment during the Salary Continuation Period on terms and conditions in the aggregate that are comparable to the terms and conditions of your employment at the Company immediately prior to your termination date, the amount of your Salary Continuation after you commence such employment or self-employment shall be decreased by the amount received pursuant to such employment or self-employment from and following the date you commence such employment. You shall give prompt notice to the Company if you commence such employment or self-employment during the Salary Continuation Period and you shall respond promptly to any reasonable inquiries from the Company concerning such employment or self-employment during such Salary Continuation Period. In addition, if you breach the terms of the Release, the Company shall have the right to terminate or cease payment of the Salary Continuation. Notwithstanding the foregoing, this mitigation provision shall not be construed to affect your right to receive Health Care Continuation during the Salary Continuation Period so long as you are not eligible for health benefits through another employer.

Non-Eligibility for Severance Payments or Equity Award Acceleration. For the avoidance of doubt, you and the Company acknowledge that if your employment is terminated: (i) by the Company for Cause, (ii) by you without Good Reason, (iii) by you with Good Reason following a Change in Control but without complying with the Good Reason Process, or (iv) as a result of your death or disability, then, as a result of such termination, (w) you shall not be entitled to Severance Payments, (x) you shall be entitled to receive only base salary earned plus accrued but unused vacation pay through the date of termination, (y) the unvested portion of your Equity Awards will not accelerate and (z) your Equity Awards shall expire or be forfeited in accordance with the terms of the Equity Documents.

Section 409A Compliance. To the extent that any Severance Payments or other benefits to you constitute “non-qualified deferred compensation” under Section 409A of the Internal Revenue Code of 1986 (as amended or replaced) (the “Code”), then such Severance Payments or benefits shall begin only upon or after the date of your “separation from service” (within the meaning of Section 409A of the Code), which may occur on or after the date of the termination of your employment. Neither the Company nor you shall have the right to accelerate or defer the delivery of any such payments except to the extent specifically permitted or required by Section 409A.

Anything to the contrary notwithstanding, if at the time of the your separation from service within the meaning of Section 409A of the Code, the Company determines that you are a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, then to the extent any payment or benefit that you become entitled to under this Agreement on account of your separation from service would be considered deferred compensation otherwise subject to the 20% additional tax imposed pursuant to Section 409A(a) of the Code as a result of the application of Section 409A(a)(2)(B)(i) of the Code, such payment shall not be payable and such

Steven Kafka, Ph.D.

May 21, 2013

benefit shall not be provided until the date that is the earlier of (i) six months and one day after your separation from service, or (ii) the your death. If any such delayed cash payment is otherwise payable on an installment basis, the first payment shall include a catch-up payment covering amounts that would otherwise have been paid during the six-month period but for the application of this provision, and the balance of the installments shall be payable in accordance with their original schedule.

The determination of whether and when your “separation from service” from the Company has occurred shall be made in a manner consistent with, and based on the presumptions set forth in, Treasury Regulation Section 1.409A-l(h). Solely for purposes of this Section, “Company” shall include all persons with whom the Company would be considered a single employer under Sections 414(b) and 414(c) of the Code. All reimbursements and in-kind benefits provided under this Agreement shall be made or provided in accordance with the requirements of Section 409A to the extent that such reimbursements or in-kind benefits are subject to Section 409A. The parties intend that this Agreement will be administered in accordance with Section 409A. To the extent that any provision of this Agreement is ambiguous as to its compliance with Section 409A, the provision shall be read in such a manner so that all payments hereunder comply with Section 409A. Each payment pursuant to this Agreement is intended to constitute a separate payment for purposes of Treasury Regulation Section 1.409A-2(b)(2).

The parties agree that this Agreement may be amended, as reasonably requested by either party, and as may be necessary to fully comply with Section 409A and all related rules and regulations in order to preserve the payments and benefits provided hereunder without additional cost to either party. The Company shall have no liability to you or to any other person if any provisions of this Agreement that are intended to be exempt from or compliant with Section 409A are not so exempt or compliant.

Notice of Termination. Your employment at all times shall remain “at will,” meaning that either you or the Company may terminate the employment relationship at any time, for any lawful reason, with or without cause. However, you agree to provide the Company with fourteen (14) days’ written notice if you decide to terminate the employment relationship (except in the event of a Good Reason termination, in which case the Good Reason Process shall apply).

Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement. You hereby reaffirm the effectiveness of, and your obligations pursuant to, your Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement (the “Employee Agreement”), a copy of which is attached to this Agreement as Exhibit B. You and the Company agree that the terms of the Employee Agreement are incorporated into this Agreement.

No Conflicting Agreements. You represent that you are not subject to any agreements which might restrict your conduct at the Company, and that you understand that if you become aware at any time during your employment with the Company that you are subject to any agreements which might restrict your activities at Foundation Medicine, you are required to immediately inform the Company’s Vice President, Human Resources and/or its General Counsel of the existence of such agreements. In the event of an irresolvable conflict, your employment by Foundation Medicine could be subject to termination and such termination would be deemed a for “Cause” termination for purposes of this Agreement and the Equity Documents.

Steven Kafka, Ph.D.

May 21, 2013

Governing Law. The interpretation of this Agreement will be governed by the laws of Massachusetts, without regard to the conflicts of laws principles thereof.

Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

“Company” means Foundation Medicine, Inc., and its successors and assigns.

“Cause” means one or more of the following events: (i) your conviction of, or the entry of a pleading of guilty or nolo contendere to, any crime involving (a) fraud or embezzlement, or (b) any felony; (ii) your willful failure to perform (other than by reason of disability), or gross negligence in the performance of, your duties and responsibilities as set forth in your job description; (iii) a material breach by you of any provision of this Agreement, the Employee Agreement, or any of the other agreements you have with the Company, which breach continues or remains uncured after thirty (30) days’ notice setting forth in reasonable detail the nature of such breach; or (iv) material fraudulent conduct by you with respect to the Company.

“Change in Control” means:

(i) prior to the completion of an initial public offering by the Company, an event that (a) is a Deemed Liquidation Event within the meaning of such term as set forth in the Company’s Amended and Restated Certificate of Incorporation, as amended, as amended and/or restated from time to time and (b) results in the payment of proceeds to the stockholders of the Company; and

(ii) following the completion of an initial public offering by the Company, any of the following:

(a) any “person,” as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Act”) (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries), together with all “affiliates” and “associates” (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 50 percent or more of the combined voting power of the Company’s then outstanding securities having the right to vote in an election of the Board (“Voting Securities”) (in such case other than as a result of an acquisition of securities directly from the Company); or

(b) the date when a majority of the members of the Board of Directors of the Company is replaced during any consecutive twenty-four month period by

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May 21, 2013

individuals who, prior to their election, or nomination for election by the Company’s shareholders, were not approved by a majority of the members of the Board of Directors in existence on the date immediately prior to such election, appointment or nomination; or

(c) the consummation of (A) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than 50 percent of the voting shares of the Company issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), or (B) any sale or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company.

Notwithstanding the foregoing, a “Change in Control” shall not include (1) an initial public offering and (2) shall not be deemed to have occurred for purposes of the foregoing clause (ii)(a) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of Voting Securities beneficially owned by any person to 50 percent or more of the combined voting power of all of the then outstanding Voting Securities; provided, however, that if any person referred to in this sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company) and immediately thereafter beneficially owns 50 percent or more of the combined voting power of all of the then outstanding Voting Securities, then a “Change in Control” shall be deemed to have occurred for purposes of the foregoing clause (ii)(a).

“Equity Award” means all incentive stock options, non-statutory stock options, shares of restricted stock, restricted stock units or other incentive equity awards in respect of shares of the Company’s equity securities that have been or will be granted to you by the Company.

“Good Reason” means the occurrence of one or more of the following events or circumstances within 18 months following a Change in Control without your written consent; provided, that you have complied with the Good Reason Process:

(i) a change in title, responsibility and authority to a position less than executive level (with such change measured by reference to your title within your business unit post-Change in Control, and not necessarily the applicable company as a whole);

(ii) your work location is located more than fifty (50) miles from the Company’s office location at which you were principally working as of the effective date of the Change in Control; or

(iii) a material breach by the Company of this Agreement or any of the agreements you have with the Company relating to the Equity Awards or other equity of the Company, which breach continues or remains uncured after thirty (30) days’ notice setting forth in reasonable detail the nature of such breach.

Steven Kafka, Ph.D.

May 21, 2013

“Good Reason Process” means:

(i) you reasonably determine that a Good Reason condition has occurred within 18 months following a Change in Control;

(ii) you notify the Company in writing of the first occurrence of the Good Reason condition within sixty (60) days of the first occurrence of such condition;

(iii) you cooperate in good faith with the Company’s efforts, for a period of not less than thirty (30) days following such notice (the “Cure Period”), to remedy the Good Reason condition;

(iv) notwithstanding such efforts a material element of at least one Good Reason condition continues to exist; and

(v) you terminate your employment within sixty (60) days after the end of the Cure Period. If the Company fully cures the Good Reason condition during the Cure Period, Good Reason shall be deemed not to have occurred.

The Company’s success at curing a Good Reason condition shall not bar or preclude your right to notify the Company of the occurrence within 18 months following a Change in Control of another Good Reason condition and to proceed with the Good Reason Process.

“Health Care Continuation” means that if you are participating in the Company’s group health plan immediately prior to the date of your termination, then subject to your election and eligibility for benefits under the law known as COBRA, and any law that is the successor to COBRA, the Company shall continue to pay the employer portion of your health benefits until the earlier of the end of the Salary Continuation Period and the date you become re-employed or otherwise ineligible for COBRA.

“Release” means a separation agreement in a form prescribed by the Company that includes, without limitation, (i) a general release of claims and non-disparagement covenant, both in favor of the Company and related persons and entities, (ii) reaffirmation of your obligations under the Employee Agreement, the terms of which will be incorporated by reference into the Release, and (iii) a provision stating that, if you breach any of the material provisions of Release, in addition to all other rights and remedies, the Company shall have the right to receive reimbursement for, or to terminate or cease payment of, Severance Payments paid or payable to you.

“Salary Continuation” means that the Company shall continue to pay you your base salary at the rate in effect on the date of termination, subject to mitigation, during the

Steven Kafka, Ph.D.

May 21, 2013

Salary Continuation Period. The first payment of Salary Continuation shall be paid within 60 days after the date of termination and shall be made on the Company’s regular payroll dates; provided, however, that if the 60day period begins in one calendar year and ends in a second calendar year, the first payment of Salary Continuation shall be paid in the second calendar year. In the event you miss one or more regular payroll periods between the date of termination and the first Salary Continuation payment, the first Salary Continuation payment shall include a “catch up” payment of accrued but unpaid Salary Continuation payments.

Survival. This Agreement shall remain in effect if you are transferred, promoted, or reassigned to work in functions other than your current functions at the Company. Your obligations under this Agreement shall survive the termination of your employment with the Company regardless of the manner or the reasons for such termination. This Agreement shall inure to the benefit of, and be binding upon, the Company and you, and our respective heirs, legal representatives, successors and assigns. This Agreement may be assigned by the Company without your consent to any successor entity in the event of a merger, acquisition, change of control, or sale of all or substantially all of the business or assets of the Company. “Foundation Medicine” and “Company” shall also mean any such successor entity as the context requires.

[Remainder of Page Intentionally Left Blank]

Steven Kafka, Ph.D.

May 21, 2013

Entire Agreement. Upon execution, this Agreement, including Exhibits A and B, and the Equity Documents, as amended from time to time, will constitute the entire agreement as to your employment relationship with Foundation Medicine and will supersede any prior agreements or understandings, whether in writing or oral.

We are looking forward to your continued contributions as a member of the Foundation Medicine team.

Sincerely,

FOUNDATION MEDICINE, INC.

/s/ Sarah Larson
By:	Sarah Larson
Title:	Vice President, Human Resources

YOU ACKNOWLEDGE THAT YOU HAVE CAREFULLY READ THIS LETTER, INCLUDING EXHIBIT A AND EXHIBIT B, AND UNDERSTAND AND AGREE TO ALL OF THE PROVISIONS IN THIS LETTER AND ITS EXHIBITS. FACIMILE AND PDF SIGNATURES SHALL HAVE THE SAME LEGAL EFFECT AS ORIGINALS.

Accepted and agreed by:

/s/ Steven J. Kafka
Employee Signature

Steven J. Kafka
Print Employee’s Name

Date:	June 20, 2013

EXHIBIT A

Equity Schedule

The table below contains information regarding stock option awards. Except for information regarding the designation of a stock option award as an Acceleration Equity Award or Non-Acceleration Equity Award, the information furnished is for reference purposes only. In the event of a conflict between the information furnished in this table and the Stock Option Agreement for such stock option award, the terms and conditions of the Stock Option Agreement shall govern. You should refer to each Stock Option Agreement for the individual terms and conditions of such stock option award.

Grant	Grant Date	Acceleration Rights
550,000	March 7, 2013	Yes
50,000	March 7, 2013	Yes
250,000	May 22, 2013	Yes

EXHIBIT B

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement

Standard Foundation Medicine Form

New Employee Agreement

Revisions Approved November 29, 2010

Non-Competition, Non-Solicitation,

Confidentiality and Assignment Agreement

In consideration and as a condition of my employment or continued employment by Foundation Medicine, Inc. (the “Company”), I hereby agree as follows:

1. Proprietary Information. I agree that all information, whether or not in writing, whether or not disclosed before or after I was first employed by the Company, concerning the Company’s business, technology, business relationships or financial affairs that the Company has not released to the general public (collectively, “Proprietary Information”), and all tangible embodiments thereof, are and will be the exclusive property of the Company. By way of illustration, Proprietary Information may include information or material that has not been made generally available to the public, such as: (a) corporate information, including plans, strategies, methods, policies, resolutions, notes, email correspondence, negotiations or litigation; (b) marketing information, including strategies, methods, customer identities or other information about customers, prospect identities or other information about prospects, or market analyses or projections; (c) financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sales data and price lists; and (d) operational and technological information, including plans, specifications, manuals, forms, templates, software, designs, methods, procedures, formulas, discoveries, inventions, improvements, biological or chemical materials, concepts and ideas; and (e) personnel information, including personnel lists, reporting or organizational structure, resumes, personnel data, compensation structure, performance evaluations and termination arrangements or documents. Proprietary Information includes, without limitation, (1) information received in confidence by the Company from its customers or suppliers or other third parties, and (2) all biological or chemical materials and other tangible embodiments of the Proprietary Information.

2. Recognition of Company’s Rights. I will not, at any time, without the Company’s prior written permission, either during or after my employment,

disclose or transfer any Proprietary Information to anyone outside of the Company, or use or permit to be used any Proprietary Information for any purpose other than the performance of my duties as an employee of the Company. I will cooperate with the Company and use my best efforts to prevent the unauthorized disclosure of all Proprietary Information. I will deliver to the Company all copies and other tangible embodiments of Proprietary Information in my possession or control upon the earlier of a request by the Company or termination of my employment.

3. Rights of Others. I understand that the Company is now and may hereafter be subject to non-disclosure or confidentiality agreements with third persons that require the Company to protect or refrain from use of proprietary information. I agree to be bound by the terms of such agreements in the event I have access to such proprietary information.

4. Commitment to Company; Avoidance of Conflict of Interest. While an employee of the Company, I will devote my full-time efforts to the Company’s business and I will not engage in any other business activity that conflicts with my duties to the Company. I will advise the President of the Company or his or her nominee at such time as any activity of either the Company or another business presents me with a conflict of interest or the appearance of a conflict of interest as an employee of the Company. I will take whatever action is requested of me by the Company to resolve any conflict or appearance of conflict that it finds to exist.

5. Developments. I hereby assign and transfer and, to the extent any such assignment cannot be made at present, will assign and transfer, to the Company and its successors and assigns, all my right, title and interest in and to all Developments (as defined below) that: (a) are created, developed, made, conceived or reduced to practice by me (alone or jointly with others) or under my direction

(collectively, “conceived”) during the period of my employment and six (6) months thereafter and that relate to the business of the Company or to products, methods or services being researched, developed, manufactured or sold by the Company; or (b) result from tasks assigned to me by the Company; or (c) result from the use of premises, Proprietary Information or personal property (whether tangible or intangible) owned, licensed or leased by the Company (collectively, “Company-Related Developments”), and all patent rights, trademarks, copyrights and other intellectual property rights in all countries and territories worldwide claiming, covering or otherwise arising from or pertaining to Company-Related Developments (collectively, “Intellectual Property Rights”). I further agree that “Company-Related Developments” include, without limitation, all Developments that (i) were conceived by me before my employment, (ii) relate to the business of the Company or to products, methods or services being researched, developed, manufactured or sold by the Company, and (iii) were not subject to an obligation to assign to another entity when conceived. I will make full and prompt disclosure to the Company of all Company-Related Developments, as well as all other Developments conceived by me during the period of my employment and six (6) months thereafter. I acknowledge that all work performed by me as an employee of the Company is on a “work for hire” basis. I hereby waive all claims to any moral rights or other special rights that I may have or accrue in any Company-Related Developments.

“Developments” mean inventions, discoveries, designs, developments, methods, modifications, improvements, processes, biological or chemical materials, algorithms, databases, computer programs, formulae, techniques, trade secrets, graphics or images, audio or visual works, and other works of authorship.

If, in the course of my employment with the Company, I incorporate a Development conceived by me before my employment that are not Company-Related Developments (“Prior Inventions”) into a Company product, process or research or development program or other work done for the Company, I hereby grant to the Company a nonexclusive, royalty-free, fully paid-up, irrevocable, perpetual, worldwide license (with the full right to sublicense through multiple tiers) to make, have made, modify, use, offer for sale, import and sell such Prior Invention. Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, Prior Inventions in any Company-Related

Development without the Company’s prior written consent.

I understand that to the extent this Agreement is required to be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this Section will be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.

6. Documents and Other Materials. I will keep and maintain adequate and current records of all Proprietary Information and Company-Related Developments conceived by me, which records will be available to and remain the sole property of the Company at all times. All files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, program listings, blueprints, models, prototypes, materials or other written, photographic or other tangible material containing or embodying Proprietary Information, whether created by me or others, which come into my custody or possession, are the exclusive property of the Company to be used by me only in the performance of my duties for the Company. In the event of the termination of my employment for any reason, I will deliver to the Company all of the foregoing, and all other materials of any nature pertaining to the Proprietary Information of the Company and to my work, and will not take or keep in my possession any of the foregoing or any copies. Any property situated on the Company’s premises and owned by the Company, including laboratory space, computers, disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company at any time with or without notice.

7. Enforcement of Intellectual Property Rights. I will cooperate fully with the Company, both during and after my employment with the Company, with respect to the procurement, maintenance and enforcement of Intellectual Property Rights, as well as all other patent rights, trademarks, copyrights and other intellectual property rights in all countries and territories worldwide owned by or licensed to the Company. I will sign, both during and after the term of this Agreement, all papers, including copyright applications, patent applications, declarations, oaths, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development or Intellectual Property Rights. If the

Company is unable, after reasonable effort, to secure my signature on any such papers, I hereby irrevocably designate and appoint each officer of the Company as my agent and attorney-in-fact to execute any such papers on my behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in the same.

8. Non-Competition and Non-Solicitation. In order to protect the Company’s Proprietary Information and good will, during my employment and for a period of one (1) year following the termination of my employment for any reason (the “Restricted Period”), I will not directly or indirectly, whether as owner, partner, shareholder, director, consultant, agent, employee, co-venturer or otherwise, engage, participate or invest in any business activity anywhere in the world that develops, manufactures or markets any products, or performs any services, that are otherwise competitive with or similar to the products or services of the Company, or products or services that the Company has under development or that are the subject of active planning at any time during my employment; provided that this will not prohibit any possible investment in publicly traded stock of a company representing less than one percent of the stock of such company. In addition, during the Restricted Period, I will not, directly or indirectly, in any manner, other than for the benefit of the Company, (a) call upon, solicit, divert or take away any of the customers, business or prospective customers of the Company or any of its suppliers, and/or (b) solicit, entice or attempt to persuade any other employee or consultant of the Company to leave the services of the Company for any reason. I acknowledge and agree that if I violate any of the provisions of this Section, the running of the Restricted Period will be extended by the time during which I engage in such violation(s).

9. Government Contracts. I acknowledge that the Company may have from time to time agreements with other persons or with the United States Government or its agencies that impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. I agree to comply with any such obligations or restrictions upon the direction of the Company. In addition to the rights assigned under Section 5, I also assign to the Company (or any of its nominees) all rights which I have or acquired in any Developments, full title to which is required to be in the United States under any contract between the

Company and the United States or any of its agencies.

10. Prior Agreements. I hereby represent that, except as I have fully disclosed previously in writing to the Company, I am not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company. I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

11. Remedies Upon Breach. I understand that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and I consider them to be reasonable for such purpose. Any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of such breach, the Company, in addition to such other remedies that may be available, will be entitled to specific performance and other injunctive relief.

12. Publications and Public Statements. I will obtain the Company’s written approval before publishing or submitting for publication any material that relates to my work at the Company and/or incorporates any Proprietary Information. To ensure that the Company delivers a consistent message about its products, services and operations to the public, and further in recognition that even positive statements may have a detrimental effect on the Company in certain securities transactions and other contexts, any statement about the Company which I create, publish or post during my period of employment and for six (6) months thereafter, on any media accessible by the public, including but not limited to electronic bulletin boards and Internet- based chat rooms, must first be reviewed and approved by an officer of the Company before it is released in the public domain.

13. No Employment Obligation. I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment. I acknowledge that, unless otherwise agreed in a formal written employment agreement signed on behalf of the Company by an authorized officer, my employment with the Company is at will and therefore may be terminated by the Company or me at any time and for any reason.

14. Survival and Assignment by the Company. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment. I further understand that my obligations under this Agreement will continue following the termination of my employment regardless of the manner of such termination and will be binding upon my heirs, executors and administrators. The Company will have the right to assign this Agreement to its affiliates, successors and assigns. I expressly consent to be bound by the provisions of this Agreement for the benefit of the Company or any parent, subsidiary or affiliate to whose employ I may be transferred without the necessity that this Agreement be resigned at the time of such transfer.

15. Disclosure to Future Employers. I will provide a copy of this Agreement to any prospective employer, partner or co-venturer prior to entering into an employment, partnership or other business relationship with such person or entity.

16. Exit Interview. If and when I depart from the Company, I may be required to attend an exit interview and sign an “Employee Exit Acknowledgement” to reaffirm my acceptance and acknowledgement of the obligations set forth in this Agreement. During the Restricted Period following termination of my employment, I will notify the Company of any change in my address and of each subsequent employment or business activity, including the name and address of my employer or other post-Company employment plans and the nature of my activities.

17. Severability. In case any provisions (or portions thereof) contained in this Agreement will, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect the other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement will for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it will be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it will then appear.

18. Entire Agreement. This Agreement constitutes the entire and only agreement between the Company and me respecting the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, between us concerning such subject matter. No modification, amendment, waiver or termination of this Agreement or of any provision hereof will be binding unless made in writing and signed by an authorized officer of the Company. Failure of the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof will not be deemed a waiver of such terms, covenants or conditions. In the event of any inconsistency between this Agreement and any other contract between the Company and me, the provisions of this Agreement will prevail.

19. Interpretation. This Agreement will be deemed to be made and entered into in the Commonwealth of Massachusetts, and will in all respects be interpreted, enforced and governed under the laws of the Commonwealth of Massachusetts. I hereby agree to consent to personal jurisdiction of the state and federal courts situated within Suffolk County, Massachusetts for purposes of enforcing this Agreement, and waive any objection that I might have to personal jurisdiction or venue in those courts. As used in this Agreement, “including” means “including but not limited to.”

BY SIGNING BELOW, I CERTIFY THAT I HAVE READ THIS AGREEMENT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.

IN WITNESS WHEREOF, the undersigned has executed this agreement as a sealed instrument as of the date set forth below.

Signed:	Steven J. Kafka
(Employee’s full name)

Type or print name:	Steven J. Kafka

Date:	12/10/2012

EXHIBIT A

TO:	Foundation Medicine, Inc.

FROM:	Steven J. Kafka

DATE:	12/10/2012

SUBJECT:	Prior Inventions

The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

☒	No inventions or improvements

☐	See below:

☐	Additional sheets attached

The following is a list of all patents, patent applications and other patent rights that I have invented:

☒	None

☐	See below:

September 10, 2013

Steven Kafka

Dear Steve:

This letter constitutes the first amendment (this “First Amendment”) to the employment letter by and between you and Foundation Medicine, Inc. (the “Company”) dated as of May 21, 2013 (the “Offer Letter”). All capitalized terms used, but not defined, herein shall have the meanings ascribed to them in the Offer Letter.

(1)	The first sentence of the first paragraph of the section entitled “Salary, Annual Cash Bonus Opportunity and Expense Reimbursement” shall be amended and restated in its entirety to read as follows:

“Effective as of May 21, 2013, you will be paid on a salary basis at an annual rate of $350,000, payable twice per month in accordance with Foundation Medicine’s standard payroll practices, subject to customary deductions and withholdings and subject to adjustment by the Company in its discretion.”

(2)	Clause (z) of the section of the Offer Letter entitled “Severance Payments” shall be amended and restated in its entirety as follows:

“(z) Health Care Continuation (collectively, the “Severance Payments”) for a period of twelve (12) months following your termination date (the “Salary Continuation Period”).”

This First Amendment shall be treated as amending the Offer Letter, which Offer Letter shall otherwise remain in full force and effect in accordance with its terms. You reaffirm the effectiveness of your existing Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement, a copy of which is attached to this First Amendment as Exhibit A. The interpretation of this First Amendment will be governed by the laws of the Commonwealth of Massachusetts, without regard to the conflicts of laws principles thereof.

Please indicate your agreement to the terms herein by countersigning in the place indicated below.

FOUNDATION MEDICINE, INC.

Name	/s/ Sarah Larson

Title	Vice President, Human Resources

Date	September 10, 2013

Accepted and agreed by:

/s/ Steven Kafka
Steven Kafka

EXHIBIT A

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment Agreement

Standard Foundation Medicine Form

New Employee Agreement

Revisions Approved November 29, 2010

Non-Competition, Non-Solicitation,

Confidentiality and Assignment Agreement

In consideration and as a condition of my employment or continued employment by Foundation Medicine, Inc. (the “Company”), I hereby agree as follows:

1. Proprietary Information. I agree that all information, whether or not in writing, whether or not disclosed before or after I was first employed by the Company, concerning the Company’s business, technology, business relationships or financial affairs that the Company has not released to the general public (collectively, “Proprietary Information”), and all tangible embodiments thereof, are and will be the exclusive property of the Company. By way of illustration, Proprietary Information may include information or material that has not been made generally available to the public, such as: (a) corporate information, including plans, strategies, methods, policies, resolutions, notes, email correspondence, negotiations or litigation; (b) marketing information, including strategies, methods, customer identities or other information about customers, prospect identities or other information about prospects, or market analyses or projections; (c) financial information, including cost and performance data, debt arrangements, equity structure, investors and holdings, purchasing and sales data and price lists; and (d) operational and technological information, including plans, specifications, manuals, forms, templates, software, designs, methods, procedures, formulas, discoveries, inventions, improvements, biological or chemical materials, concepts and ideas; and (e) personnel information, including personnel lists, reporting or organizational structure, resumes, personnel data, compensation structure, performance evaluations and termination arrangements or documents. Proprietary Information includes, without limitation, (1) information received in confidence by the Company from its customers or suppliers or other third parties, and (2) all biological or chemical materials and other tangible embodiments of the Proprietary Information.

2. Recognition of Company’s Rights. I will not, at any time, without the Company’s prior written permission, either during or after my employment,

disclose or transfer any Proprietary Information to anyone outside of the Company, or use or permit to be used any Proprietary Information for any purpose other than the performance of my duties as an employee of the Company. I will cooperate with the Company and use my best efforts to prevent the unauthorized disclosure of all Proprietary Information. I will deliver to the Company all copies and other tangible embodiments of Proprietary Information in my possession or control upon the earlier of a request by the Company or termination of my employment.

3. Rights of Others. I understand that the Company is now and may hereafter be subject to non-disclosure or confidentiality agreements with third persons that require the Company to protect or refrain from use of proprietary information. I agree to be bound by the terms of such agreements in the event I have access to such proprietary information.

4. Commitment to Company; Avoidance of Conflict of Interest. While an employee of the Company, I will devote my full-time efforts to the Company’s business and I will not engage in any other business activity that conflicts with my duties to the Company. I will advise the President of the Company or his or her nominee at such time as any activity of either the Company or another business presents me with a conflict of interest or the appearance of a conflict of interest as an employee of the Company. I will take whatever action is requested of me by the Company to resolve any conflict or appearance of conflict that it finds to exist.

5. Developments. I hereby assign and transfer and, to the extent any such assignment cannot be made at present, will assign and transfer, to the Company and its successors and assigns, all my right, title and interest in and to all Developments (as defined below) that: (a) are created, developed, made, conceived or reduced to practice by me (alone or jointly with others) or under my direction

(collectively, “conceived”) during the period of my employment and six (6) months thereafter and that relate to the business of the Company or to products, methods or services being researched, developed, manufactured or sold by the Company; or (b) result from tasks assigned to me by the Company; or (c) result from the use of premises, Proprietary Information or personal property (whether tangible or intangible) owned, licensed or leased by the Company (collectively, “Company-Related Developments”), and all patent rights, trademarks, copyrights and other intellectual property rights in all countries and territories worldwide claiming, covering or otherwise arising from or pertaining to Company-Related Developments (collectively, “Intellectual Property Rights”). I further agree that “Company-Related Developments” include, without limitation, all Developments that (i) were conceived by me before my employment, (ii) relate to the business of the Company or to products, methods or services being researched, developed, manufactured or sold by the Company, and (iii) were not subject to an obligation to assign to another entity when conceived. I will make full and prompt disclosure to the Company of all Company-Related Developments, as well as all other Developments conceived by me during the period of my employment and six (6) months thereafter. I acknowledge that all work performed by me as an employee of the Company is on a “work for hire” basis. I hereby waive all claims to any moral rights or other special rights that I may have or accrue in any Company-Related Developments.

“Developments” mean inventions, discoveries, designs, developments, methods, modifications, improvements, processes, biological or chemical materials, algorithms, databases, computer programs, formulae, techniques, trade secrets, graphics or images, audio or visual works, and other works of authorship.

If, in the course of my employment with the Company, I incorporate a Development conceived by me before my employment that are not Company-Related Developments (“Prior Inventions”) into a Company product, process or research or development program or other work done for the Company, I hereby grant to the Company a nonexclusive, royalty-free, fully paid-up, irrevocable, perpetual, worldwide license (with the full right to sublicense through multiple tiers) to make, have made, modify, use, offer for sale, import and sell such Prior Invention. Notwithstanding the foregoing, I will not incorporate, or permit to be incorporated, Prior Inventions in any Company-Related

Development without the Company’s prior written consent.

I understand that to the extent this Agreement is required to be construed in accordance with the laws of any state which precludes a requirement in an employee agreement to assign certain classes of inventions made by an employee, this Section will be interpreted not to apply to any invention which a court rules and/or the Company agrees falls within such classes.

6. Documents and Other Materials. I will keep and maintain adequate and current records of all Proprietary Information and Company-Related Developments conceived by me, which records will be available to and remain the sole property of the Company at all times. All files, letters, notes, memoranda, reports, records, data, sketches, drawings, notebooks, layouts, charts, quotations and proposals, specification sheets, program listings, blueprints, models, prototypes, materials or other written, photographic or other tangible material containing or embodying Proprietary Information, whether created by me or others, which come into my custody or possession, are the exclusive property of the Company to be used by me only in the performance of my duties for the Company. In the event of the termination of my employment for any reason, I will deliver to the Company all of the foregoing, and all other materials of any nature pertaining to the Proprietary Information of the Company and to my work, and will not take or keep in my possession any of the foregoing or any copies. Any property situated on the Company’s premises and owned by the Company, including laboratory space, computers, disks and other storage media, filing cabinets or other work areas, is subject to inspection by the Company at any time with or without notice.

7. Enforcement of Intellectual Property Rights. I will cooperate fully with the Company, both during and after my employment with the Company, with respect to the procurement, maintenance and enforcement of Intellectual Property Rights, as well as all other patent rights, trademarks, copyrights and other intellectual property rights in all countries and territories worldwide owned by or licensed to the Company. I will sign, both during and after the term of this Agreement, all papers, including copyright applications, patent applications, declarations, oaths, assignments of priority rights, and powers of attorney, which the Company may deem necessary or desirable in order to protect its rights and interests in any Company-Related Development or Intellectual Property Rights. If the

Company is unable, after reasonable effort, to secure my signature on any such papers, I hereby irrevocably designate and appoint each officer of the Company as my agent and attorney-in-fact to execute any such papers on my behalf, and to take any and all actions as the Company may deem necessary or desirable in order to protect its rights and interests in the same.

8. Non-Competition and Non-Solicitation. In order to protect the Company’s Proprietary Information and good will, during my employment and for a period of one (1) year following the termination of my employment for any reason (the “Restricted Period”), I will not directly or indirectly, whether as owner, partner, shareholder, director, consultant, agent, employee, co-venturer or otherwise, engage, participate or invest in any business activity anywhere in the world that develops, manufactures or markets any products, or performs any services, that are otherwise competitive with or similar to the products or services of the Company, or products or services that the Company has under development or that are the subject of active planning at any time during my employment; provided that this will not prohibit any possible investment in publicly traded stock of a company representing less than one percent of the stock of such company. In addition, during the Restricted Period, I will not, directly or indirectly, in any manner, other than for the benefit of the Company, (a) call upon, solicit, divert or take away any of the customers, business or prospective customers of the Company or any of its suppliers, and/or (b) solicit, entice or attempt to persuade any other employee or consultant of the Company to leave the services of the Company for any reason. I acknowledge and agree that if I violate any of the provisions of this Section, the running of the Restricted Period will be extended by the time during which I engage in such violation(s).

9. Government Contracts. I acknowledge that the Company may have from time to time agreements with other persons or with the United States Government or its agencies that impose obligations or restrictions on the Company regarding inventions made during the course of work under such agreements or regarding the confidential nature of such work. I agree to comply with any such obligations or restrictions upon the direction of the Company. In addition to the rights assigned under Section 5, I also assign to the Company (or any of its nominees) all rights which I have or acquired in any Developments, full title to which is required to be in the United States under any contract between the

Company and the United States or any of its agencies.

10. Prior Agreements. I hereby represent that, except as I have fully disclosed previously in writing to the Company, I am not bound by the terms of any agreement with any previous employer or other party to refrain from using or disclosing any trade secret or confidential or proprietary information in the course of my employment with the Company or to refrain from competing, directly or indirectly, with the business of such previous employer or any other party. I further represent that my performance of all the terms of this Agreement as an employee of the Company does not and will not breach any agreement to keep in confidence proprietary information, knowledge or data acquired by me in confidence or in trust prior to my employment with the Company. I will not disclose to the Company or induce the Company to use any confidential or proprietary information or material belonging to any previous employer or others.

11. Remedies Upon Breach. I understand that the restrictions contained in this Agreement are necessary for the protection of the business and goodwill of the Company and I consider them to be reasonable for such purpose. Any breach of this Agreement is likely to cause the Company substantial and irrevocable damage and therefore, in the event of such breach, the Company, in addition to such other remedies that may be available, will be entitled to specific performance and other injunctive relief.

12. Publications and Public Statements. I will obtain the Company’s written approval before publishing or submitting for publication any material that relates to my work at the Company and/or incorporates any Proprietary Information. To ensure that the Company delivers a consistent message about its products, services and operations to the public, and further in recognition that even positive statements may have a detrimental effect on the Company in certain securities transactions and other contexts, any statement about the Company which I create, publish or post during my period of employment and for six (6) months thereafter, on any media accessible by the public, including but not limited to electronic bulletin boards and Internet- based chat rooms, must first be reviewed and approved by an officer of the Company before it is released in the public domain.

13. No Employment Obligation. I understand that this Agreement does not create an obligation on the Company or any other person to continue my employment. I acknowledge that, unless otherwise agreed in a formal written employment agreement signed on behalf of the Company by an authorized officer, my employment with the Company is at will and therefore may be terminated by the Company or me at any time and for any reason.

14. Survival and Assignment by the Company. I understand that my obligations under this Agreement will continue in accordance with its express terms regardless of any changes in my title, position, duties, salary, compensation or benefits or other terms and conditions of employment. I further understand that my obligations under this Agreement will continue following the termination of my employment regardless of the manner of such termination and will be binding upon my heirs, executors and administrators. The Company will have the right to assign this Agreement to its affiliates, successors and assigns. I expressly consent to be bound by the provisions of this Agreement for the benefit of the Company or any parent, subsidiary or affiliate to whose employ I may be transferred without the necessity that this Agreement be resigned at the time of such transfer.

15. Disclosure to Future Employers. I will provide a copy of this Agreement to any prospective employer, partner or co-venturer prior to entering into an employment, partnership or other business relationship with such person or entity.

16. Exit Interview. If and when I depart from the Company, I may be required to attend an exit interview and sign an “Employee Exit Acknowledgement” to reaffirm my acceptance and acknowledgement of the obligations set forth in this Agreement. During the Restricted Period following termination of my employment, I will notify the Company of any change in my address and of each subsequent employment or business activity, including the name and address of my employer or other post-Company employment plans and the nature of my activities.

17. Severability. In case any provisions (or portions thereof) contained in this Agreement will, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect the other provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had never been contained herein. If, moreover, any one or more of the provisions contained in this Agreement will for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, it will be construed by limiting and reducing it, so as to be enforceable to the extent compatible with the applicable law as it will then appear.

18. Entire Agreement. This Agreement constitutes the entire and only agreement between the Company and me respecting the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, between us concerning such subject matter. No modification, amendment, waiver or termination of this Agreement or of any provision hereof will be binding unless made in writing and signed by an authorized officer of the Company. Failure of the Company to insist upon strict compliance with any of the terms, covenants or conditions hereof will not be deemed a waiver of such terms, covenants or conditions. In the event of any inconsistency between this Agreement and any other contract between the Company and me, the provisions of this Agreement will prevail.

19. Interpretation. This Agreement will be deemed to be made and entered into in the Commonwealth of Massachusetts, and will in all respects be interpreted, enforced and governed under the laws of the Commonwealth of Massachusetts. I hereby agree to consent to personal jurisdiction of the state and federal courts situated within Suffolk County, Massachusetts for purposes of enforcing this Agreement, and waive any objection that I might have to personal jurisdiction or venue in those courts. As used in this Agreement, “including” means “including but not limited to.”

BY SIGNING BELOW, I CERTIFY THAT I HAVE READ THIS AGREEMENT CAREFULLY AND AM SATISFIED THAT I UNDERSTAND IT COMPLETELY.

IN WITNESS WHEREOF, the undersigned has executed this agreement as a sealed instrument as of the date set forth below.

Signed:	Steven J. Kafka
(Employee’s full name)

Type or print name:	Steven J. Kafka

Date:	12/10/2012

EXHIBIT A

TO:	Foundation Medicine, Inc.

FROM:	Steven J. Kafka

DATE:	12/10/2012

SUBJECT:	Prior Inventions

The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company that have been made or conceived or first reduced to practice by me alone or jointly with others prior to my engagement by the Company:

☒	No inventions or improvements

☐	See below:

☐	Additional sheets attached

The following is a list of all patents, patent applications and other patent rights that I have invented:

☒	None

☐	See below: